Exhibit 99.1

Contacts

Analyst:	Robert Lentz	Media:	Scott Griffin
	614-876-2000		740-657-6516

Greif Reports First Quarter 2015 Results

The company reaffirms fiscal year 2015 guidance

DELAWARE, Ohio (March 4, 2015) – Greif, Inc. (NYSE: GEF, GEF.B), a global leader in industrial packaging products and services, today reported first quarter 2015 net income attributable to the corporation totaling $30.1 million or $0.52 per diluted Class A share on sales of $902.3 million compared with net income of $30.7 million or $0.53 per diluted Class A share on sales of $1,001.5 million in the first quarter of 2014. After adjusting for the effect of dispositions, facility closures and currency fluctuations, sales for the quarter were flat compared to the first quarter of 2014. Excluding the impact of special items1, earnings were $0.30 per diluted Class A share compared to $0.46 per diluted Class A share for the first quarter of 2014.

David B. Fischer, president and chief executive officer, stated, “Net sales for the first quarter of 2015 excluding divestitures and foreign currency translation were similar to the same period last year. Our results were also adversely impacted by product and geographic mix issues resulting in lower gross profit, a higher effective tax rate and lower results in the Flexible Packaging business compared to a year ago. We are aggressively executing transformation initiatives through portfolio optimization and specific opportunities in individual work streams. During the past few quarters we have taken actions to sell non-core businesses and continue to address operations that no longer fit our business portfolio. Since the beginning of the first quarter 2015, we have announced the closing of four plants located primarily in North America, APAC and Europe and divested three businesses. We expect the benefits of these actions to make positive contributions to our results beginning in the second half of this year.”

Rigid Industrial Packaging & Services

Net sales decreased 8.8 percent to $649.7 million for the first quarter of 2015 compared with $712.3 million for the first quarter of 2014. Excluding the impact of divestitures and facility closures2, net sales decreased 6.4 percent to $648.9 million for the first quarter of 2015 compared with $692.9 million for the first quarter of 2014. The decrease in net sales was attributable to the negative impact of foreign currency translation. Volumes were flat overall compared to the first quarter of 2014, with increases in North America and Europe offset by a decrease in Latin America.

Operating profit was $20.2 million for the first quarter of 2015 compared to $29.2 million for the first quarter of 2014. Operating profit excluding special items and the impact of divestitures and facility closures was $21.8 million for the first quarter of 2015 versus $34.3 million for the first quarter of 2014. The decrease was primarily due to the negative impact of foreign currency translation, higher health care and pension costs and lower gross margins in Europe and North America due to product mix.

Paper Packaging

Net sales decreased 6.2 percent to $159.2 million for the first quarter of 2015 compared with $169.8 million for the first quarter of 2014. Excluding the impact of divestitures and facility closures, net sales decreased 3.5 percent to $159.2 million for the first quarter of 2015 compared with $165.0 million for the first quarter of 2014. The decrease was attributable to lower volumes, primarily due to one less shipping day and softness in demand for containerboard toward the end of the quarter.

[1]	A summary of all special items that are included in the price per diluted Class A share before special items and operating profit before special items is set forth in the Selected Financial Highlights table following the Company Outlook in this release
[2]	A summary of all adjustments related to the divestitures and facility closures that are excluded from net sales, gross profit and operating profit is set forth in the Selected Financial Highlights table following the Company Outlook in this release

Note: A reconciliation of the differences between all non-GAAP financial measures used in this release with the most directly comparable GAAP financial measures is included in the financial schedules that are a part of this release.

Operating profit was $28.1 million for the first quarter of 2015 compared with $30.0 million for the first quarter of 2014. Operating profit before special items and excluding the impact of divestitures and facility closures was $28.2 million for the first quarter of 2015 compared with $29.0 million for the first quarter of 2014. The decrease was due to lower volumes for containerboard.

Flexible Products & Services

Net sales decreased 22.2 percent to $88.1 million for the first quarter of 2015 compared with $113.2 million for the first quarter of 2014. Excluding the impact of divestitures and facility closures, net sales decreased 8.9 percent to $84.9 million compared with $93.2 million for the first quarter of 2014. The decrease was primarily attributable to the negative impact of foreign currency translation.

Operating loss was $8.8 million for the first quarter of 2015 versus operating profit of $0.8 million for the first quarter of 2014. Operating loss before special items and excluding the impact of divestitures and facility closures was $8.8 million for the first quarter of 2015 versus $1.2 million for the first quarter of 2014. This increase in operating loss was due to several factors. We incurred higher freight costs to meet lead time demands of customers. We incurred an inventory write down adjustment in part due to the combination of rapidly decreasing resin prices and higher inventory levels from the carryover impact of the occupation of our Hadimkoy facility as we transitioned back to full capacity. In addition, the higher costs of the move to an in-house labor force, prompted primarily by changes in the local regulatory environment, and the inefficiencies incurred as a result of this move, also contributed to the increase in the operating loss for this segment.

Land Management

Net sales decreased 14.5 percent to $5.3 million for the first quarter of 2015 compared with $6.2 million for the first quarter of 2014. The decrease was due to lower timber sales as planned for the first quarter of 2015.

Timberland gains were $24.3 million and $8.4 million for the first quarter of 2015 and 2014, respectively, and are recorded as gains on disposal of properties, plants and equipment, net. Operating profit was $25.9 million for the first quarter of 2015 compared with $11.4 million for the first quarter of 2014. This increase was due to $24.3 million of timberland gains in the first quarter of 2015 compared to $8.4 million of timberland gains in the first quarter of 2014. Operating profit before special items was $1.2 million for the first quarter of 2015 compared with $1.6 million for the first quarter of 2014. The decrease was due to the same item impacting net sales for this segment.

Dividends

On March 3, 2015, the Board of Directors declared quarterly cash dividends of $0.42 per share of Class A Common Stock and $0.63 per share of Class B Common Stock. Dividends are payable on April 1, 2015, to stockholders of record at close of business on March 19, 2015.

Company Outlook

The company continues to anticipate the overall global economy to reflect a modest recovery in fiscal 2015, with positive aspects of the improving economy in the United States being offset by the negative trends in other regions, particularly in Europe and Latin America. We anticipate that foreign currency matters will continue to present challenges for the company, as the strengthening of the United States dollar against other currencies will continue to impact the company’s revenues and net income. In addition, an expected approximately two-week shutdown of the company’s Riverville mill during the third quarter for the installation of upgrades will negatively impact our 2015 net income. We are continuing to execute restructuring plans and facility closures and pursuing the sale of select non-core assets as part of our overall strategic transformation, which are expected to result in significant impairment and restructuring charges in the remainder of 2015. SG&A cost savings actions are being implemented throughout 2015 and beyond. Based on these factors, fiscal 2015 adjusted Class A earnings per share remains in the range of $2.25 to $2.35, excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, and acquisition related costs, as well as restructuring and impairment charges.

GREIF, INC. AND SUBSIDIARY COMPANIES

SELECTED FINANCIAL HIGHLIGHTS

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended January 31,
	2015	2014
Selected Financial Highlights
Net sales	$902.3	$1,001.5
Operating profit	65.4	71.4
Operating profit before special items	42.3	65.3
EBITDA	99.9	107.8
Cash provided by operating activities	(59.9)	(62.8)
Net income attributable to Greif, Inc.	30.1	30.7
Diluted Class A earnings per share attributable to Greif, Inc.	$0.52	$0.53
Diluted Class A earnings per share attributable to Greif, Inc. before special items	$0.30	$0.46

Special items
Restructuring charges	$(3.2)	$(2.4)
Acquisition-related costs	(0.2)	(0.5)
Timberland gains	24.3	8.4
Non-cash asset impairment charges	(0.2)	(0.2)
Gain on disposal of properties, plants, equipment and businesses, net	2.4	0.8

Total special items	23.1	6.1

Total special items, net of tax	13.4	4.1

Impact of total special items, net of tax, on diluted Class A earnings per share attributable to Greif, Inc.	$0.22	$0.07

	January 31, 2015	October 31, 2014
Working capital [3]	$343.1	$303.0
Net working capital [3]	287.3	217.9
Long-term debt	1,127.8	1,087.4
Net debt [4]	1,150.7	1,068.0

	2015	Impact of Divestitures and Facility Closures	Excluding the Impact of Divestitures and Facility Closures 2015
Net Sales	$902.3	$4.0	$898.3
Gross Profit	153.9	0.3	153.6
Operating Profit	65.4	(0.1)	65.5
Operating profit (loss) before special items:	42.3	(0.1)	42.4

	2014	Impact of Divestitures and Facility Closures	Excluding the Impact of Divestitures and Facility Closures 2014
Net Sales	$1,001.5	$44.2	$957.3
Gross Profit	186.1	7.3	178.8
Operating Profit	71.4	1.6	69.8
Operating profit (loss) before special items:	65.3	1.6	63.7

[3]	Working capital represents current assets less current liabilities. Net working capital represents working capital less cash and cash equivalents.
[4]	Net debt represents long-term debt plus the current portion of long-term debt plus short-term borrowings less cash and cash equivalents.

Conference Call

The company will host a conference call to discuss the first quarter of 2015 results on March 5, 2015, at 10 a.m. Eastern Time (ET). To participate, domestic callers should call 877-485-3107 and ask for the Greif conference call. The number for international callers is +1 201-689-8427. Phone lines will open at 9:50 a.m. ET. The conference call will also be available through a live webcast, including slides, which can be accessed at www.greif.com in the Investor Center/Conference Calls. A replay of the conference call will be available on the company’s website approximately one hour following the call.

About Greif

Greif is a world leader in industrial packaging products and services. The company produces steel, plastic, fibre, flexible and corrugated containers and containerboard, and provides reconditioning, blending, filling and packaging services for a wide range of industries. Greif also manages timber properties in North America. The company is strategically positioned in more than 50 countries to serve global as well as regional customers. Additional information is on the company’s website at www.greif.com.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this news release, including without limitation statements regarding our future financial position, business strategy, budgets, projected costs, goals and plans and objectives of management for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “believe,” “continue,” “on track” or “target” or the negative thereof or variations thereon or similar terminology. All forward-looking statements made in this news release are based on information currently available to management.

Although we believe that the expectations reflected in forward-looking statements have a reasonable basis, we can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our operations subject us to currency exchange and political risks that could adversely affect our results of operations, (iii) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (iv) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (v) we operate in highly competitive industries, (vi) our business is sensitive to changes in industry demands, (vii) raw material and energy price fluctuations and shortages may adversely impact our manufacturing operations and costs, (viii) we may encounter difficulties arising from acquisitions, (ix) we may incur additional restructuring costs and there is no guarantee that our efforts to reduce costs will be successful, (x) tax legislation initiatives or challenges to our tax positions may adversely impact our results or condition, (xi) full realization of our deferred tax assets may be affected by a number of factors, (xii) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xiii) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xiv) our business may be adversely impacted by work stoppages and other labor relations matters, (xv) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage, (xvi) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xvii) a security breach of customer, employee, supplier or company information may have a material adverse effect on our business, financial condition and results of operations, (xviii) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xix) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xx) we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxi) changing climate, climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance, (xxii) the frequency and volume of our timber and timberland sales will impact our financial performance, (xxiii) changes in U.S. generally accepted accounting principles and SEC rules and regulations could materially impact our reported results, (xxiv) if the company fails to maintain an effective system of internal control, the company may not be able to accurately report financial results or prevent fraud, and (xxv) the company has a significant amount of goodwill, and if impaired in the future, would adversely impact our results of operations. Changes in business results may impact our book tax rates. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those projected, see “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended January 31,
	2015	2014

Net sales	$902.3	$1,001.5
Cost of products sold	748.4	815.4

Gross profit	153.9	186.1

Selling, general and administrative expenses	111.8	121.3
Restructuring charges	3.2	2.4
Timberland gains	(24.3)	(8.4)
Non-cash asset impairment charges	0.2	0.2
(Gain) loss on disposal of properties, plants and equipment, net	(1.6)	(2.6)

(Gain) loss on disposal of businesses	(0.8)	1.8

Operating profit	65.4	71.4

Interest expense, net	19.6	20.4
Other expense, net	0.1	2.8

Income before income tax expense and equity earnings of unconsolidated affiliates, net	45.7	48.2

Income tax expense	17.5	16.5

Equity earnings of unconsolidated affiliates, net of tax	—	0.1

Net income	28.2	31.8
Net (income) loss attributable to noncontrolling interests	1.9	(1.1)

Net income attributable to Greif, Inc.	$30.1	$30.7

Basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.52	$0.53
Class B Common Stock	$0.76	$0.78

Diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.52	$0.53
Class B Common Stock	$0.76	$0.78

Shares used to calculate basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.6	25.5
Class B Common Stock	22.1	22.1

Shares used to calculate diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.6	25.5
Class B Common Stock	22.1	22.1

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(Dollars in millions)

	January 31, 2015	October 31, 2014

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$55.8	$85.1
Trade accounts receivable	462.7	501.3
Inventories	382.2	381.1
Other current assets	171.4	187.2

	1,072.1	1,154.7

LONG-TERM ASSETS
Goodwill	836.7	880.2
Intangible assets	152.6	166.5
Assets held by special purpose entities	50.9	50.9
Other long-term assets	116.7	122.1

	1,156.9	1,219.7

PROPERTIES, PLANTS AND EQUIPMENT	1,278.5	1,293.0

	$3,507.5	$3,667.4

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts payable	$392.8	$471.1
Short-term borrowings	58.5	48.1
Current portion of long-term debt	20.2	17.6
Other current liabilities	257.5	314.9

	729.0	851.7

LONG-TERM LIABILITIES
Long-term debt	1,127.8	1,087.4
Liabilities held by special purpose entities	43.3	43.3
Other long-term liabilities	459.1	461.8

	1,630.2	1,592.5

TOTAL EQUITY	1,148.3	1,223.2

	$3,507.5	$3,667.4

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

UNAUDITED

(Dollars in millions)

	Three months ended January 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$28.2	$31.8
Depreciation, depletion and amortization	34.6	39.2
Asset impairments	0.2	0.2
Other non-cash adjustments to net income	(21.6)	(10.3)
Working capital changes	(59.3)	(92.8)
Increase (decrease) in cash from changes in certain assets and liabilities and other	(42.0)	(30.9)

Net cash used in operating activities	(59.9)	(62.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of companies, net of cash acquired	(0.4)	(52.3)
Purchases of properties, plants, equipment and timber properties	(64.6)	(42.5)
Proceeds from the sale of properties, plants, equipment, businesses, timberland and other assets	39.0	14.8
Payments on notes receivable with related party, net	—	0.4

Net cash used in investing activities	(26.0)	(79.6)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments on) debt, net	84.3	175.0
Payment of deferred purchase price related to acquisitions	—	—
Dividends paid	(24.5)	(24.4)
Other	0.1	0.1

Net cash provided by financing activities	59.9	150.7

EFFECTS OF EXCHANGE RATES ON CASH	(3.3)	(4.4)
Net increase (decrease) in cash and cash equivalents	(29.3)	3.9
Cash and cash equivalents at beginning of the period	85.1	78.1

Cash and cash equivalents at end of the period	$55.8	$82.0

GREIF, INC. AND SUBSIDIARY COMPANIES

FINANCIAL HIGHLIGHTS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended January 31,
	2015	2014

Net sales:
Rigid Industrial Packaging & Services	$649.7	$712.3
Paper Packaging	159.2	169.8
Flexible Products & Services	88.1	113.2
Land Management	5.3	6.2

Total net sales	$902.3	$1,001.5

Operating profit (loss):
Rigid Industrial Packaging & Services	$20.2	$29.2
Paper Packaging	28.1	30.0
Flexible Products & Services	(8.8)	0.8
Land Management	25.9	11.4

Total operating profit	$65.4	$71.4

EBITDA [5]:
Rigid Industrial Packaging & Services	$44.8	$53.8
Paper Packaging	35.5	38.0
Flexible Products & Services	(7.0)	3.8
Land Management	26.6	12.2

Total EBITDA	$99.9	$107.8

[5]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.

GREIF, INC. AND SUBSIDIARY COMPANIES

SPECIAL ITEMS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014
Rigid Industrial Packaging & Services
Restructuring charges	$2.4	$2.3
Acquisition-related costs	0.2	0.5
Non-cash asset impairment charges	0.1	0.2
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(1.2)	1.5

Total special Items	1.5	4.5

Paper Packaging
(Gain) loss on disposal of properties, plants, equipment and businesses, net	—	(0.8)

Total special Items	—	(0.8)

Flexible Products & Services
Restructuring charges	0.8	0.1
Non-cash asset impairment charges	0.1	—
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(0.8)	(0.1)

Total special Items	0.1	—

Land Management
Timberland gains	(24.3)	(8.4)
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(0.4)	(1.4)

Total special Items	(24.7)	(9.8)

Total special items	$(23.1)	$(6.1)

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

NET WORKING CAPITAL AND NET DEBT

UNAUDITED

(Dollars in millions)

	January 31, 2015	October 31, 2014

Current assets	$1,072.1	$1,154.7
Less: current liabilities	729.0	851.7

Working capital	343.1	303.0
Less: cash and cash equivalents	55.8	85.1

Net working capital	$287.3	$217.9

Long-term debt	$1,127.8	$1,087.4
Plus: current portion of long-term debt	20.2	17.6
Plus: short-term borrowings	58.5	48.1
Less: cash and cash equivalents	55.8	85.1

Net debt	$1,150.7	$1,068.0

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CONSOLIDATED EBITDA6

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014

Net income	$28.2	$31.8
Plus: interest expense, net	19.6	20.4
Plus: income tax expense	17.5	16.5
Plus: depreciation, depletion and amortization expense	34.6	39.2
Less: equity earnings of unconsolidated affiliates, net of tax	—	0.1

EBITDA	$99.9	$107.8

Net income	$28.2	$31.8
Plus: interest expense, net	19.6	20.4
Plus: income tax expense	17.5	16.5
Plus: other expense, net	0.1	2.8
Less: equity earnings of unconsolidated affiliates, net of tax	—	0.1

Operating profit	65.4	71.4
Less: other expense, net	0.1	2.8
Plus: depreciation, depletion and amortization expense	34.6	39.2

EBITDA	$99.9	$107.8

[6]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. As demonstrated in this table, EBITDA can also be calculated with reference to operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA7

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014
Rigid Industrial Packaging & Services
Operating profit	$20.2	$29.2
Less: other expense, net	(0.4)	2.9
Plus: depreciation and amortization expense	24.2	27.5

EBITDA	$44.8	$53.8

Paper Packaging
Operating profit	$28.1	$30.0
Less: other (income) expense, net	—	(0.8)
Plus: depreciation and amortization expense	7.4	7.2

EBITDA	$35.5	$38.0

Flexible Products & Services
Operating profit (loss)	$(8.8)	$0.8
Less: other expense, net	0.5	0.7
Plus: depreciation and amortization expense	2.3	3.7

EBITDA	$(7.0)	$3.8

Land Management
Operating profit	$25.9	$11.4
Plus: depreciation, depletion and amortization expense	0.7	0.8

EBITDA	$26.6	$12.2

Consolidated EBITDA	$99.9	$107.8

[7]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

FREE CASH FLOW8

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014

Net cash used in operating activities	$(59.9)	$(62.8)
Less: Capital expenditures	(39.2)	(34.5)

Free Cash Flows	$(99.1)	$(97.3)

[8]	Free cash flow is defined as net cash provided by operating activities less capital expenditures.

GREIF, INC. AND SUBSIDIARY COMPANIES

GEOGRAPHIC DATA

UNAUDITED

(Dollars in millions)

	Three months ended January 31,
	2015	2014

Net sales:
North America	$434.6	$467.5
Europe, Middle East and Africa	319.8	375.0
Asia Pacific and Latin America	147.9	159.0

Total net sales	$902.3	$1,001.5

Operating profit:
North America	$57.6	$53.7
Europe, Middle East and Africa	2.5	13.9
Asia Pacific and Latin America	5.3	3.8

Total operating profit	$65.4	$71.4

Notes:	The North America region includes businesses from Rigid Industrial Packaging & Services, Paper Packaging, Flexible Products & Services and Land Management.

The Europe, Middle East and Africa region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services.

The Asia Pacific and Latin America region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT OPERATING PROFIT (LOSS) BEFORE SPECIAL ITEMS

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014

Operating profit (loss):
Rigid Industrial Packaging & Services	$20.2	$29.2
Paper Packaging	28.1	30.0
Flexible Products & Services	(8.8)	0.8
Land Management	25.9	11.4

Total operating profit (loss)	65.4	71.4

Restructuring charges:
Rigid Industrial Packaging & Services	2.4	2.3
Flexible Products & Services	0.8	0.1

Total restructuring charges	3.2	2.4

Acquisition-related costs:
Rigid Industrial Packaging & Services	0.2	0.5

Total acquisition-related costs	0.2	0.5

Timberland gains:
Land Management	(24.3)	(8.4)

Total timberland gains	(24.3)	(8.4)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	0.1	0.2
Flexible Products & Services	0.1	—

Total non-cash asset impairment charges	0.2	0.2

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	(1.2)	1.5
Paper Packaging	—	(0.8)
Flexible Products & Services	(0.8)	(0.1)
Land Management	(0.4)	(1.4)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net:	(2.4)	(0.8)

Operating profit (loss) before special items [9]:
Rigid Industrial Packaging & Services	21.7	33.7
Paper Packaging	28.1	29.2
Flexible Products & Services	(8.7)	0.8
Land Management	1.2	1.6

Total operating profit (loss) before special items	$42.3	$65.3

[9]	Operating profit (loss) before special items is defined as operating profit (loss) plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA BEFORE SPECIAL ITEMS

UNAUDITED

(Dollars in millions)

	Three months ended
	January 31,
	2015	2014

EBITDA [10]:
Rigid Industrial Packaging & Services	$44.8	$53.8
Paper Packaging	35.5	38.0
Flexible Products & Services	(7.0)	3.8
Land Management	26.6	12.2

Total EBITDA	99.9	107.8

Restructuring charges:
Rigid Industrial Packaging & Services	2.4	2.3
Flexible Products & Services	0.8	0.1

Total restructuring charges	3.2	2.4

Acquisition-related costs:
Rigid Industrial Packaging & Services	0.2	0.5

Total acquisition-related costs	0.2	0.5

Timberland gains:
Land Management	(24.3)	(8.4)

Total timberland gains	(24.3)	(8.4)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	0.1	0.2
Flexible Products & Services	0.1	—

Total non-cash asset impairment charges	0.2	0.2

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	(1.2)	1.5
Paper Packaging	—	(0.8)
Flexible Products & Services	(0.8)	(0.1)
Land Management	(0.4)	(1.4)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net:	(2.4)	(0.8)

EBITDA before special items [11]:
Rigid Industrial Packaging & Services	46.3	58.3
Paper Packaging	35.5	37.2
Flexible Products & Services	(6.9)	3.8
Land Management	1.9	2.4

Total EBITDA before special items	$76.8	$101.7

[10]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.
[11]	EBITDA before special items is defined as EBITDA plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CLASS A EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS

UNAUDITED

(Dollars in millions, except per share amounts)

Quarter ended January 31, 2015		Class A
Net Income Attributable to Greif	$30.1	$0.52
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(1.4)	(0.02)
Less: Timberland Gains	(14.9)	(0.25)
Plus: Restructuring charges	2.7	0.05
Plus: Non-cash asset impairment charges	0.1	—
Plus: Acquisition related costs	0.1	—

Net Income Attributable to Greif Excluding Special Items	$16.7	$0.30

Note: All special items are net of tax and noncontrolling interests

Quarter ended January 31, 2014		Class A
Net Income Attributable to Greif	$30.7	$0.53
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(0.6)	(0.01)
Less: Timberland Gains	(5.5)	(0.09)
Plus: Restructuring charges	1.6	0.02
Plus: Non-cash asset impairment charges	0.1	—
Plus: Acquisition related costs	0.3	0.01

Net Income Attributable to Greif Excluding Special Items	$26.6	$0.46

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SELECTED FINANCIAL INFORMATION EXCLUDING

THE IMPACT OF DIVESTITURES AND FACILITY CLOSURES

UNAUDITED

(Dollars in millions)

	Three months ended January 31,
	2015	Impact of Divestitures and Facility Closures	Excluding the Impact of Divestitures and Facility Closures 2015 [12]
Net Sales:
Rigid Industrial Packaging & Services	$649.7	$0.8	$648.9
Paper Packaging	159.2	—	159.2
Flexible Products and Services	88.1	3.2	84.9
Land Management	5.3	—	5.3

Consolidated	$902.3	$4.0	$898.3

Gross Profit:
Rigid Industrial Packaging & Services	$104.6	$(0.1)	$104.7
Paper Packaging	40.6	(0.1)	40.7
Flexible Products and Services	7.1	0.5	6.6
Land Management	1.6	—	1.6

Consolidated	$153.9	$0.3	$153.6

Operating Profit:
Rigid Industrial Packaging & Services	$20.2	$(0.1)	$20.3
Paper Packaging	28.1	(0.1)	28.2
Flexible Products and Services	(8.8)	0.1	(8.9)
Land Management	25.9	—	25.9

Consolidated	$65.4	$(0.1)	$65.5

Operating profit (loss) before special items [13]:
Rigid Industrial Packaging & Services	$21.7	$(0.1)	$21.8
Paper Packaging	28.1	(0.1)	28.2
Flexible Products and Services	(8.7)	0.1	(8.8)
Land Management	1.2	—	1.2

Consolidated	$42.3	$(0.1)	$42.4

	2014	Impact of Divestitures and Facility Closures	Excluding the Impact of Divestitures and Facility Closures 2014 [12]
Net Sales:
Rigid Industrial Packaging & Services	$712.3	$19.4	$692.9
Paper Packaging	169.8	4.8	165.0
Flexible Products and Services	113.2	20.0	93.2
Land Management	6.2	—	6.2

Consolidated	$1,001.5	$44.2	$957.3

Gross Profit:
Rigid Industrial Packaging & Services	$118.9	$2.4	$116.5
Paper Packaging	43.3	0.7	42.6
Flexible Products and Services	21.8	4.2	17.6
Land Management	2.1	—	2.1

Consolidated	$186.1	$7.3	$178.8

Operating Profit:
Rigid Industrial Packaging & Services	$29.2	$(0.6)	$29.8
Paper Packaging	30.0	0.2	29.8
Flexible Products and Services	0.8	2.0	(1.2)
Land Management	11.4	—	11.4

Consolidated	$71.4	$1.6	$69.8

Operating profit (loss) before special items [13]:
Rigid Industrial Packaging & Services	$33.7	$(0.6)	$34.3
Paper Packaging	29.2	0.2	29.0
Flexible Products and Services	0.8	2.0	(1.2)
Land Management	1.6	—	1.6

Consolidated	$65.3	$1.6	$63.7

Note: The 2014 acquisitions were completed at the beginning of the fiscal year and are not adjusted because they are fully reflected in both periods.

[12]	Results excluding the impact of divestitures and facility closures reflects net sales, gross profit and operating profit adjusted for divestitures and facility closures occurring during FY14 and FY15.
[13]	See table contained herein entitled GAAP to Non-GAAP Reconciliation Segment Operating Profit (Loss) Before Special Items for a reconciliation of each segment’s operation profit (loss) before special items